UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2003

WellPoint Health Networks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13083	95-4635504
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1 WellPoint Way Thousand Oaks, California	91362
(Address of principal executive offices)	(Zip Code)

(818) 234-4000

(Registrant’s telephone number, including area code)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

Exhibit No.                                      Exhibit

99.1                                                                           Text of certain information presented by WellPoint Health Networks Inc. (the “Company”) at investor conferences

Item 9.      Regulation FD Disclosure.  (Intended to be furnished under “Item 12.  Results of Operations and Financial Condition.” in accordance with SEC Release No. 33-8216.)

Attached as Exhibit 99.1 to this Current Report on Form 8-K is text of certain materials prepared by the Company containing information with respect to the Company for completed fiscal periods.  This information was and will continue to be presented during various investor conferences, including an investor conference that occurred on May 1, 2003.

In accordance with interim guidance issued by the Securities and Exchange Commission on March 27, 2003 in Release No. 33-8216, the information in this Current Report on Form 8-K (including the exhibit hereto), which the Company intends to furnish under Item 12, is being furnished under Item 9.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2003	WellPoint Health Networks Inc.

	By:	/s/ ROBERT A. KELLY
Robert A. Kelly
Assistant Secretary

EXHIBIT INDEX

Exhibit No.                                      Exhibit

99.1                                                                           Text of certain information presented by the Company at investor conferences